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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         JUNE 16, 2000


                            SILICON VALLEY BANCSHARES

             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-15637                      91-1962278
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


   3003 TASMAN DRIVE, SANTA CLARA, CA                              95054
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (408) 654-7400


                                       N/A

         (Former name and former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         This report is filed pursuant to Item 5 to Form 8-K to report that the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions have removed the memorandum of understanding that Silicon Valley Bancshares' principal subsidiary, Silicon Valley Bank, has been under since September 1999.

         All statements in the press release filed as an exhibit to this report regarding our expected financial position, business and strategies are forward-looking statements. In addition, in the press release, the words "anticipates," "believes," "estimates," "seeks," "expects," "plans," "intends" and similar expressions, as they relate to Silicon Valley Bancshares or its management, are intended to identify forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, and have based these expectations on our beliefs as well as assumptions we have made, such expectations may prove to be incorrect.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The press release issued in connection with the announcement described above is filed as an exhibit to this report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SILICON VALLEY BANCSHARES

Date     June 16, 2000               By /s/ Donal Delaney
     ---------------------              -----------------------
                                     Name:  Donal Delaney
                                     Title: Controller


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